                OPPENHEIMER MAIN STREET(R)GROWTH & INCOME FUND
                  Supplement dated September 1, 2001 to the
                      Prospectus dated December 22, 2000

The Prospectus is changed by adding the following section in "About Your
Account - How to Buy Shares" before the sub-section entitled "How Can You Buy
Class A Shares?" on page 16:

Effective  September 1, 2001 through  November 30, 2001, the Distributor will pay an additional  sales  concession of 0.50% on purchases of Class
A shares and Class B shares and 0.25% on  purchases of Class C shares by customers of A.G.  Edwards & Sons,  Inc.,  provided  such  purchases are accompanied  by an Asset  Builder  Plan of at least  $100.00  per month.
The  additional  payout  will  not be paid  on any  Asset  Builder  Plan purchases.

September 1, 2001                                     PS0700.025